UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2017

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001‑34857	84‑1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point
Colorado Springs, CO 80906
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 320‑7708

Check the appropriate box below if the form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2017, Gold Resource Corporation (the “Company”) entered into amended and restated employment agreements with its executive officers to memorialize new salary increases and to revise certain of the parties’ obligations thereunder as described in more detail therein.  Pursuant to the new employment agreement in the form of the Amended and Restated Executive Employment Agreement attached hereto as Exhibit 10.1 (the “Amended and Restated Employment Agreement”) and incorporated herein, all of the named executive officers agreed to a compensatory arrangement whereby severance for termination without cause was reduced to 12 months’ base salary, except in the case of the Chief Executive Officer which remains at 18 months’ base salary, and eliminated “Good Reason” as a reason to trigger severance except in the case of a change in control. The Company and the executives agreed to a revised payment due upon termination in connection with a change in control of 24 months’ base salary plus the prior two years’ actual or targeted bonuses, for which the maximum targeted cash bonus remains 100% of base salary for the named executive officers and will be 150% of base salary for the Chief Executive Officer.

In connection with its review of executive compensation, the Compensation Committee of the Board of Directors agreed to adjust the annual base salary of the named executive officers effective January 1, 2018 and will be reflected in the Amended and Restated Employment Agreements of the named executive officers. Jason Reid, Chief Executive Officer and President, will receive $630,000 annual base salary. Rick Irvine, Chief Operating Officer, will receive $330,000 annual base salary. John Labate, Chief Financial Officer, and Barry Devlin, Vice President Exploration, will each receive $346,500 annual base salary. Greg Patterson, Vice President Corporate Development will receive $220,000 base salary.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

10.1 Form of Amended and Restated Executive Employment Agreement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: December 29, 2017	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President